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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                          ---------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                        Date of Report:  March 31, 1997



                       SONIC ENVIRONMENTAL SYSTEMS, INC.
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              (Exact name of Registrant as specified in charter)


    Delaware                          0-21832                  13-1949528
 ---------------               --------------------      ---------------------
(State or other               (Commission File No.)      (IRS Employer
jurisdiction of                                           Identification Number
incorporation)



141 New Road, Parsippany, New Jersey                             07054
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(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code:  (201) 882-9288
                                                     --------------



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Item 5.  Other Events


          On July 17, 1996, certain of Registrant's creditors instituted an involuntary liquidation proceeding against Registrant under Chapter 7 of the Federal Bankruptcy Code in the United States Bankruptcy Court for the District of New Jersey (#96-26268).

          Upon Registrant's motion, the Court converted this involuntary proceeding into a Chapter 11 voluntary reorganization proceeding on September 16, 1996, thereby staying creditors' collection efforts against Registrant and permitting Registrant's management to remain in control of Registrant's business operations while attempting to formulate a reorganization plan that would be acceptable to both creditors and the Court.

          On March 7, 1997, Registrant filed a plan of reorganization and disclosure statement (the "Plan" and "Disclosure Statement", respectively) with the Court, which has scheduled a hearing for April 15, 1997 in order to determine whether or not the Plan should be submitted to a vote of Registrant's creditors.

          The Plan calls for Registrant's merger with Turbotak Technologies, Inc. ("Turbotak"), a privately-owned Canadian company engaged in the design, manufacture and servicing of air pollution control equipment, to form a company which will be called TurboSonic Technologies, Inc. ("TurboSonic").

          If the Plan, which has been endorsed by Registrant's Creditors' Committee, is approved by Registrant's creditors, all existing and outstanding shares of Registrant's common stock, as well as all outstanding warrants and options to purchase Registrant's common stock, will be cancelled.

          The Plan contemplates that TurboSonic will have 10,000,000 shares of common stock outstanding following the merger, of which 8,200,000 shares or 82%, will be owned by Turbotak's present shareholders, and 1,270,700 shares or approximately 12.7% will be issued to Registrant's then shareholders on a pro rata basis. The balance of such 10,000,000 shares will be issued to Registrant's creditors and others as described in the Plan.

          Consummation of the merger will also extinguish Turbotak's secured claims against Registrant of approximately $1,040,000.

          A copy of the Plan, as well as certain unaudited financial statements of each of Registrant and Turbotak contained in Registrant's Disclosure Statement, are attached as exhibits hereto.
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 Item 7.        Financial Statements, Pro Forma Financial
                Information and Exhibits

                (c)       Exhibits

                99.1      Proposed Plan of Reorganization

                99.2 Registrant's balance sheet (unaudited) as of January 31, 1997

                99.3      Turbotak's consolidated balance sheets
                          (unaudited) as of June 30, 1996 and December 31, 1996

                99.4 Turbotak's consolidated statements of operations (unaudited) for the 12 months ended June 30, 1996 and the 6 months ended December 31, 1996
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: March 31, 1997         SONIC ENVIRONMENTAL SYSTEMS, INC.
                                       (registrant)



                              By: /s/Richard H. Hurd
                                  --------------------------------
                                  Richard H. Hurd
                                  President